Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,771,875.00
Previously Paid Amount	4,404.98
Total Fee Amount	4,404.98
Total Offset Amount	0.00
Net Fee	$ 0.00